Exhibit 99.(a)(2)(ii)

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock of

Community Valley Bancorp

Pursuant to its Offer to Purchase

Dated March 13, 2008

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE

AT 5:00 P.M., MOUNTAIN TIME, ON APRIL 28, 2008

UNLESS THE OFFER IS EXTENDED.

The Depositary for the Tender Offer is:

COMPUTERSHARE, INC.

By Registered, Certified Mail or First Class Mail:	By Hand or Courier Delivery:	By Facsimile Transmission (for eligible institutions only):
Computershare, Inc.	Computershare, Inc.	(303) 262-0606
350 Indiana St., Suite 800	350 Indiana St., Suite 800
Golden, CO 80401	Golden, CO 80401

Description of Shares Tendered

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Shares Tendered (Attach additional list if necessary)
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)	Number of Shares Tendered**

Totals:

*                                         This column DOES NOT need to be completed by shareholders tendering shares by book-entry transfer, though if you desire to tender fewer than all of the shares owned by book-entry please complete the last column of the table above and see Instruction 6.

**                                  If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender.  Otherwise, all shares evidenced by such certificates will be deemed to have been tendered.  See Instruction 6.

☐                                    Check this box if your certificate(s) has (have) been lost, stolen, misplaced or mutilated.  Also call Computershare, Inc. as Depositary at (800) 962-4284 immediately regarding the requirements for replacement.  This Letter of Transmittal and related documents cannot be processed until the requirements for replacement have been fully satisfied.  See Instruction 12.

All capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Offer to Purchase.  The tender offer is not being made to (nor will tender of shares be accepted from or on behalf of) shareholders in any jurisdiction where it would be illegal to do so.

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.  Certificates for shares, together with a properly completed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be delivered to the Depositary and not to Community Valley Bancorp.  Any documents delivered to Community Valley Bancorp (the “Company”) will not be forwarded to the Depositary and will not be deemed to be properly tendered.  DELIVERY OF THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

This Letter of Transmittal is to be completed only if (a) certificates representing shares are to be forwarded herewith, or (b) an Agent’s Message is utilized, and a tender of shares is to be made concurrently by book-entry transfer to the account maintained by DTC pursuant to Section 3 of the Offer to Purchase.  If a shareholder desires to tender shares pursuant to the tender offer and the shareholder’s share certificate is not immediately available or cannot be delivered to the Depositary before the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Depositary before the Expiration Date, the shares still may be tendered, if all of the conditions set forth in Section 3 of the Offer to Purchase are satisfied. See Instruction 2.

The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered. The certificate numbers, the number of shares represented by the certificates and the number of shares that the undersigned wishes to tender should be set forth in the appropriate boxes above.

NOTE: SIGNATURES MUST BE PROVIDED.  PLEASE

READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

ODD LOTS

(See Instruction 7)

To be completed ONLY if shares are being tendered by or on behalf of a person owning beneficially, as of the Expiration Date (as defined in the Company’s Offer to Purchase), an aggregate of fewer than 100 shares.

The undersigned either (check one box):

☐                                    was the beneficial owner of an aggregate of fewer than 100 shares, all of which are being tendered, or

☐                                    is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of the shares.

ODD LOT SHARES CANNOT BE CONDITIONALLY TENDERED.

CONDITIONAL TENDER

(See Instruction 4)

A tendering shareholder may condition his or her tender of shares upon the Company purchasing a specified minimum number of the shares tendered, all as described in Section 6 of the Offer to Purchase.  Unless at least that minimum number of shares indicated below is purchased by the Company pursuant to the terms of the Offer, none of the shares tendered will be purchased. It is the tendering shareholder’s responsibility to calculate that minimum number of shares that must be purchased if any are purchased, and each shareholder is urged to consult his or her own tax advisor.  Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.  If you own shares in more than one account and want to make a conditional tender, you will need to complete a separate Letter of Transmittal for each account.

☐                                    Check here and complete the following if your tender is conditional on the Company purchasing all or a minimum number of your tendered shares.

Minimum number of shares that must be purchased if any are purchased is:            shares.

If, because of proration, the minimum number of shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary.  However, to be eligible for purchase by random lot, the tendering shareholder must have tendered all of his or her shares and checked the box below:

☐                                    The tendered shares represent all shares held by the undersigned.

NOTICE

The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Community Valley Bancorp may terminate or amend the tender offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered.  In any event, the undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” below.

The undersigned understands that acceptance of the shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of this tender offer.

The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated in the box entitled “Description of Shares Tendered” above, unless otherwise indicated in the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” below.  The undersigned acknowledges that the Company has no obligation, pursuant to the “Special Payment Instructions”, to transfer any shares from the name of its registered holder(s), or to order the registration or transfer of shares tendered by book-entry transfer if the Company does not purchase any of the shares.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 4, 5, 6, 8 and 12)

To be completed ONLY if certificate(s) for shares not tendered or not purchased and/or any check for the purchase price of shares purchased (less applicable withholding taxes) are to be issued in the name of and sent to someone other than the undersigned.  Please Print or Type.

☐ Issue:	Check or Certificate(s) to:

Name:

Address:

City, State, Zip Code

☐	Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

Tax Identification or Social Security Number (Complete Substitute Form W-9:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4, 5, 8, and 12)

To be completed ONLY if certificate(s) for shares not tendered or not purchased and/or any check for the Purchase Price of shares purchased (less applicable withholding taxes), issued in the name of the undersigned, are to be sent to someone other than the undersigned, or the undersigned at an address other than that shown above.  Please Print or Type.

Mail:	Check or Certificate(s) to:

Name:

Address:

City, State, Zip Code

Tax Identification or Social Security Number (Complete Substitute Form W-9:

To:                              Community Valley Bancorp

c/o:                            Computershare, Inc.

The undersigned hereby tenders to Community Valley Bancorp, a California corporation (the “Company”), the above-described shares of the Company’s common stock, no par value (the “shares”), at $13.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated March 13, 2008, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the “Offer”).

Subject to and effective on acceptance for payment of the shares tendered hereby in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns, and transfers to or upon the order of the Company all right, title and interest in and to all shares tendered hereby that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the Company as attorney-in-fact of the undersigned with respect to such shares, with full power of substitution (such power of attorney being an irrevocable power coupled with interest), to:

(a)                                  deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by DTC, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Community Valley Bancorp;

(b)                                 present certificates for such shares for cancellation and transfer on the Company’s books; and

(c)                                  receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants to the Company that:

(a)                                  the undersigned understands that tender of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer, including the undersigned’s representation and warranty that (i) the undersigned has a net long position in shares or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) such tender of shares complies with Rule 14e-4;

(b)                                 has full power and authority to tender, sell, assign and transfer the shares tendered hereby and that, when and to the extent the Company accepts the shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

(c)                                  on request, the undersigned will execute and deliver any additional documents the Company deems necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby; and

(d)           the undersigned has read and agrees to all of the terms of the Offer.

The undersigned understands that all shares validly tendered will be purchased at $13.00 per share, net to the seller in cash, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other shares, including shares not purchased because of proration.  The undersigned acknowledges that under no circumstances will Community Valley Bancorp pay interest on the purchase price

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to purchase any of the shares tendered hereby or may accept for payment fewer than all of the shares tendered.

The undersigned understands that acceptance of shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please issue the check for the purchase price of all shares purchased (less applicable withholding taxes), and return all share certificates evidencing shares not purchased or not tendered, in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered” or in the case of shares tendered by book-entry transfer, by credit to the account at DTC designated above.  Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail the check for the purchase price of all shares purchased (less applicable withholding taxes) and all share certificates evidencing shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered.”  In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the purchase price of any shares purchased (less applicable withholding taxes) and return any shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.

The undersigned recognizes that the Company does not have an obligation, pursuant to the Special Payment Instructions, to transfer any shares from the name of the registered holder(s) thereof if the Company does not purchase any of the shares tendered hereby.

All authority conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.  Except as stated in the Offer to Purchase, this tender is irrevocable.

REGISTERED OWNER(S) SIGN HERE

(See Instructions 1 and 5)

(Please Complete Substitute Form W-9 Contained Herein)

This Letter of Transmittal must be signed by registered owner(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title.  See Instruction 6.

Signature(s) of Owner(s)

Name(s)

(Please Print or Type)

Capacity (full title)

Address

(Zip Code)

(Tax Identification or Social Security Number, See Substitute Form W-9)

Dated , 2008

GUARANTEE OF SIGNATURE(S)

(See Instructions 1 and 6)

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE FINANCIAL INSTITITUON WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17AD-15. APPROVED PROGRAMS INCLUDE:

Securities Transfer Agents Medallion Program

Stock Exchanges Medallion Program

New York Stock Exchange, Inc. Medallion Signature

Program

(Imprint Medallion in the Space Above)

Payer’s Name:  Computershare, Inc.

	Part I Taxpayer Identification Number— For All Accounts	Part II For Payees Exempt from Backup Withholding, please write “Exempt” here (see enclosed Guidelines)
SUBSTITUTE

Enter your taxpayer identification number in the appropriate box. For most individuals and sole proprietors,  this is your social security number. For other entities, it is your Employer Ident-ification Number. If you do not have a number, see How to Obtain a Taxpayer Identification Number in the enclosed Guidelines.

Note: If the account is in more than one name, see the chart in the enclosed Guide-lines to determine which number to give.

FORM W-9	Social security number
Department of the Treasury	OR
Internal Revenue Service	Employer
Payer’s Request for Taxpayer Identification Number and Certification	identification number

Part III.—Certification.—Under penalties of perjury, I certify that:
(1)	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
(2)

I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)	I am a U.S. person (including a U.S. resident alien).

Certification Instructions. You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

SIGNATURE	DATE:

Name (Please Print)

Address (Please Print)

NOTE:                      FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

INSTRUCTIONS FORMING PART OF THE TERMS OF THE OFFER

1.                                      Guarantee of Signatures.  No signature guarantee is required if either:

(a)                                  this Letter of Transmittal is signed by the registered holder(s) of the shares (which term, for purposes of this document, includes any participant in DTC whose name appears on a security position listing as the owner of shares) tendered and the holder(s) have not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or

(b)                                 shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or an “eligible guarantor institution”, as the term is defined in Rule 17Ad-15 under the Exchange Act (each of the foregoing constituting an “Eligible Institution”).

In all other cases, the signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.  You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed.  See also Instruction 6.

2.                                      Delivery of Letter of Transmittal and Certificates: Guaranteed Delivery Procedures.

You should use this Letter of Transmittal only if certificates for shares are delivered with it to the Depositary (or the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for shares is being made concurrently pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase.  Certificates for all physically tendered shares or confirmation of a book-entry transfer into the Depositary’s account at DTC of shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal, or a manually signed facsimile of the Letter of Transmittal, or an Agent’s Message in the case of a book-entry transfer, and any required signature guarantees and other documents required by the Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth in this document and must be received by the Depositary on or before the Expiration Date (as defined in the Offer to Purchase).  Delivery of this Letter of Transmittal and any other required documents to DTC does not constitute delivery to the Depositary.

Agent’s Message.  The term “Agent’s Message” means a message transmitted to, and received by, DTC and forming a part of the book-entry confirmation, stating that DTC has received an express acknowledgment from the participant tendering shares through DTC that the participant has received and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce that agreement against them.

Guaranteed Delivery.  If you cannot deliver your shares and all other required documents to the Depositary by the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the

Depositary before the Expiration Date, the shares still may be tendered, if all of the following conditions are satisfied:

•                  the tender is made by or through an Eligible Institution;

•                  the Depositary receives by hand, mail, overnight courier, or facsimile transmission, on or before the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form the Company has provided with the Offer to Purchase, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery;

•                  the certificates for all tendered shares, in proper form for transfer (or confirmation of book-entry transfer of the shares into the Depositary’s account at DTC), together with a properly completed and duly executed Letter of Transmittal, or a manually signed facsimile of the Letter of Transmittal, or an Agent’s Message in the case of a book-entry transfer, and any required signature guarantees and other documents required by the Letter of Transmittal, are received by the Depositary within three business days after the date of receipt by the Depositary of the Notice of Guaranteed Delivery.

The method of delivery of all documents, including certificates for the shares, this Letter of Transmittal and any other required documents is at your option and risk.  If you choose to deliver the documents by mail, then registered mail with return receipt requested, properly insured, is recommended.  In all cases, sufficient time should be allowed to ensure timely delivery.

Except as permitted by Section 6 of the Offer to Purchase, the Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

3.                                      Inadequate Space. If the space provided in the box captioned “Description of Shares Tendered” is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.                                      Partial Tenders and Unpurchased Shares.  If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares which are to be tendered in the column entitled “Number of Shares Tendered.”  In such case, if any tendered shares are purchased, a new certificate for the remainder of the shares evidenced by the old certificate(s) will be issued and sent to the registered holders, unless otherwise specified in either the “Special Payment Instructions” or “Special Delivery Instructions” boxes on this Letter of Transmittal, as soon as practicable after the Expiration Date.  All shares represented by the certificate(s) listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.  In the case of shares tendered by book-entry transfer at DTC, the shares will be credited to the appropriate account maintained by the tendering shareholder at DTC.  In each case, shares will be returned or credited without expense to the shareholder.

5.                                      Signatures on Letter of Transmittal, Stock Powers and Endorsements.

(a)                                  Exact Signatures.  If this Letter of Transmittal is signed by the registered owner(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

(b)                                 Joint Holders.  If the shares are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal.

(c)                                  Different Names on Certificates.  If any tendered shares are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

(d)                                 Endorsements.  If this Letter of Transmittal is signed by the registered owner(s) of the shares listed and transmitted hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment is to be made, or the certificates for shares not tendered or not purchased are to be issued, to a person other than the registered owner(s).  Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.  If this Letter of Transmittal is signed by a person other than the registered owner of the certificates listed, however, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificate, and the signatures on such certificate or stock powers must be guaranteed by an Eligible Institution (as defined in Instruction 1(b) above).  See Instruction 1.

(e)                                  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Depositary of their authority so to act.

6.                                      Stock Transfer Taxes. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal.  The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased pursuant to the Offer.  If, however:

(a)                                  Payment of the Purchase Price is to be made to any person(s) other than the registered owner(s);

(b)                                 Shares not tendered or not accepted for purchase are to be registered in the name of any person(s) other than the registered owner(s); or

(c)                                  Tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, then the Depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered owner, such other person or otherwise) payable on account of the transfer to such person unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

7.                                      Odd Lots.  As described in Section 1 of the Offer to Purchase, if the Company purchases less than all shares tendered and not withdrawn before the Expiration Date, the shares purchased first will consist of all shares tendered by any shareholder who beneficially or of record, an aggregate of fewer than 100 shares and who tenders all of his or her shares.  This preference will not be available unless the box captioned “Odd Lots” is completed.

8.                                      Special Payment and Delivery Instructions.  If certificates for shares not tendered or not purchased and/or checks are to be issued in the name of a person other than the person signing the Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

9.                                      Irregularities. The Company will determine, in its sole discretion, all questions as to the number of shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares and its determination shall be final and binding on all parties.  The Company reserves the absolute right to reject any or all tenders of shares determined by it not to be in proper form or the acceptance of or payment for which may be unlawful.  The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular shares and the Company’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of shares will be deemed to be validly made until all defects and irregularities have been cured or waived.  Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine.  None of the Company, Depositary or any other person is or will be obligated to give notice of defects or irregularities in tenders, none of them shall incur any liability for failure to give any such notice.

10.                               Questions and Requests for Assistance and Additional Copies. Questions and request for assistance may be directed to, or additional copies of Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Company.

11.                               Lost, Stolen, Destroyed or Mutilated Certificates.  If your certificate or certificates for part or all of your shares has been lost, stolen, destroyed or mutilated, you should call Computershare Inc. as Depositary, at (800) 962-4284 regarding the requirements for replacement at the address set forth on the cover page of this Letter of Transmittal.  You may be required to post a bond to secure against the risk that the certificate may be subsequently recirculated.  You are urged to contact the Depositary immediately in order to receive further instructions, for a determination as to whether you will need to post a bond and to permit timely processing of this documentation.

12.                               Federal Income Tax Withholding and Substitute Form W-9.  Under the federal income tax laws, the Depositary will be required to withhold 28% of the amount of any payments made to certain shareholders pursuant to the tender offer.  In order to avoid such backup withholding, each tendering shareholder must provide the Depositary with such shareholder’s correct taxpayer identification number by completing the Substitute Form W-9 set forth above.

In general, if a shareholder is an individual, the taxpayer identification number is the social security number of such individual.  If the Depositary is not provided with the correct taxpayer identification number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder pursuant to the tender offer may be subject to backup withholding.  Certain shareholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.  In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such shareholder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that individual’s exempt status. Such statements can be obtained from the Depositary.

For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 will not, by itself, cause shares to be deemed invalidly tendered, but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the tender offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld.  If withholding results in an overpayment of taxes, a refund may be obtained.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

13.                               Conditional Tenders.  As described in Section 6 of the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered shares being purchased.  If you wish to make a conditional tender you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal. In the box in this Letter of Transmittal, you must calculate and appropriately indicate the minimum number of shares that must be purchased if any are to be purchased.

As discussed in Section 6 of the Offer to Purchase, proration may affect whether Community Valley Bancorp accepts conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of shares would not be purchased.  If, because of proration, the minimum number of shares that you designate will not be purchased, Community Valley Bancorp may accept conditional tenders by random lot, if necessary.  However, to be eligible for purchase by random lot, you must have tendered all your shares and check the box so indicating.  Upon selection by random lot, if any, Community Valley Bancorp will limit its purchase in each case to the designated minimum number of shares.

All tendered shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed. If you are an “odd lot” holder and you tender all of your shares, you cannot conditionally tender, since your shares will not be subject to proration. Each shareholder is urged to consult his or her own tax advisor.

Important: this letter of transmittal or a manually signed facsimile of it (together with certificates for shares and all other required documents) or the notice of guaranteed delivery must be received by the Depositary on or before 5:00 P.M., Mountain Time on the Expiration Date.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE

FORM W-9

How to Obtain a Taxpayer Identification Number.—If you do not have a taxpayer identification number, apply for one immediately.  To apply, obtain FORM SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or FORM SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

Payees and Payments Exempt From Backup Withholding.—Backup withholding is not required on any payments made to the following payees:

(1)           An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

(2)           The United States or any of its agencies or instrumentalities.

(3)           A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(4)           A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)           An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

(6)           A corporation.

(7)           A foreign central bank of issue.

(8)           A dealer in securities or commodities required to register in the United Stated, the District of Columbia, or a possession of the United States.

(9)           A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)         A real estate investment trust.

(11)         An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)         A common trust fund operated by a bank under section 584(a).

(13)         A financial institution.

(14)         A middleman known in the investment community as a nominee or custodian.

(15)         A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include the following:

•                  Payments to nonresident aliens subject to withholding under section 1441.

•                  Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•                  Payments of patronage dividends not paid in money.

•                  Payments made by certain foreign organizations.

•                  Section 404(k) distributions made by an ESOP.

Payments of interest generally exempt from backup withholding include the following:

•                  Payments of interest on obligations issued by individuals.  Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•                  Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•                  Payments described in section 6049(b)(5) to nonresident aliens.

•                  Payments on tax-free covenant bonds under section 1451.

•                  Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Payments that are not subject to information reporting also are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

Penalties

Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Privacy Act Notice.—Section 6109 requires most recipients of dividends, interest, or other payments to furnish their correct taxpayer identification number to persons who must file information returns with the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable income of a taxpayer who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

What Name and Number to Give the Requester

For this type of account			Give Name and SOCIAL SECURITY number of:
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC		The owner(3)

For Additional Information Contact Your Tax Consultant or
the Internal Revenue Service

For this type of account		Give Name and EMPLOYER IDENTIFICATION number of:

6.	Sole proprietorship or single-owner LLC	The owner(3)
7.	A valid trust, estate, or pension trust	Legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)          List first and circle the name of the person whose number you furnish.

(2)          Circle the minor’s name and furnish the minor’s social security number.

(3)          You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number.

(4)          List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:                   If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.